EXHIBIT 4.5

                              COMMSCOPE, INC.
                                 AS ISSUER


                                    AND


                         FIRST UNION NATIONAL BANK,
                                 AS TRUSTEE


                                 INDENTURE


                       DATED AS OF DECEMBER 15, 1999


                 4% CONVERTIBLE SUBORDINATED NOTES DUE 2006
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                             TABLE OF CONTENTS
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                                 ARTICLE I
          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

    Section 1.1   Definitions.................................................2
    Section 1.2   Compliance Certificates and Opinions.......................12
    Section 1.3   Form of Documents Delivered to Trustee.....................13
    Section 1.4   Acts of Holders; Record Dates..............................13
    Section 1.5   Notices, Etc. to Trustee and the Company...................15
    Section 1.6   Notice to Holders; Waiver..................................15
    Section 1.7   Conflict with Trust Indenture Act..........................16
    Section 1.8   Effect of Headings and Table of Contents...................16
    Section 1.9   Successors and Assigns.....................................16
    Section 1.10  Separability Clause........................................16
    Section 1.11  Benefits of Indenture......................................16
    Section 1.12  Governing Law..............................................17
    Section 1.13  Legal Holidays.............................................17
    Section 1.14  Counterparts...............................................17

                                 ARTICLE II
                               SECURITY FORMS

    Section 2.1   Forms Generally............................................17
    Section 2.2   Form of Face of Security...................................19
    Section 2.3   Form of Reverse of Security................................22
    Section 2.4   Form of Trustee's Certificate of Authentication............31
    Section 2.5   Form of Conversion Notice..................................31
    Section 2.6   Form of Certification......................................33
    Section 2.7   Form of Option of Holder to Elect Purchase.................34
    Section 2.8   Form of Assignment.........................................35


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                                ARTICLE III
                               THE SECURITIES

    Section 3.1   Title and Terms............................................36
    Section 3.2   Denominations..............................................37
    Section 3.3   Execution, Authentication, Delivery and Dating.............37
    Section 3.4   Temporary Securities.......................................38
    Section 3.5   Registration; Registration of Transfer and Exchange........38
    Section 3.6   Mutilated, Destroyed, Lost and Stolen Securities...........43
    Section 3.7   Payment of Interest; Interest Rights Preserved.............44
    Section 3.8   Persons Deemed Owners......................................46
    Section 3.9   Cancellation...............................................46
    Section 3.10  Computation of Interest....................................47
    Section 3.11  CUSIP Numbers..............................................47

                                 ARTICLE IV
                         SATISFACTION AND DISCHARGE

    Section 4.1   Satisfaction and Discharge of Indenture....................47
    Section 4.2   Application of Trust Money.................................49

                                 ARTICLE V
                                  REMEDIES

    Section 5.1   Events of Default..........................................49
    Section 5.2   Acceleration of Stated Maturity;
                  Rescission and Annulment...................................51
    Section 5.3   Collection of Indebtedness and Suits for
                   Enforcement by Trustee....................................52
    Section 5.4   Trustee May File Proofs of Claim...........................53
    Section 5.5   Trustee May Enforce Claims Without Possession
                   of Securities.............................................54
    Section 5.6   Application of Money Collected.............................54
    Section 5.7   Limitation on Suits........................................55
    Section 5.8   Unconditional Right of Holders to Receive
                   Principal, Premium and Interest and to Convert............55


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    Section 5.9   Restoration of Rights and Remedies.........................56
    Section 5.10  Rights and Remedies Cumulative.............................56
    Section 5.11  Delay or Omission Not Waiver...............................56
    Section 5.12  Control by Holders.........................................56
    Section 5.13  Waiver of Past Defaults....................................57
    Section 5.14  Undertaking for Costs......................................57
    Section 5.15  Waiver of Usury, Stay or Extension Laws....................58

                                 ARTICLE VI
                                THE TRUSTEE

    Section 6.1   Certain Duties and Responsibilities........................58
    Section 6.2   Notice of Defaults.........................................58
    Section 6.3   Certain Rights of Trustee..................................59
    Section 6.4   Not Responsible for Recitals or Issuance of Securities.....60
    Section 6.5   May Hold Securities........................................60
    Section 6.6   Money Held in Trust........................................61
    Section 6.7   Compensation and Reimbursement.............................61
    Section 6.8   Disqualification: Conflicting Interests....................62
    Section 6.9   Corporate Trustee Required; Eligibility....................62
    Section 6.10  Resignation and Removal; Appointment of Successor..........62
    Section 6.11  Acceptance of Appointment by Successor.....................64
    Section 6.12  Merger, Conversion, Consolidation or Succession
                   to Business...............................................64
    Section 6.13  Preferential Collection of Claims Against Company..........65

                                ARTICLE VII
             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

    Section 7.1   Company to Furnish Trustee Names and
                   Addresses of Holders......................................65
    Section 7.2   Preservation of Information; Communications to Holders.....66
    Section 7.3   Reports by Trustee.........................................66
    Section 7.4   Reports by Company.........................................66


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                                ARTICLE VIII
            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

    Section 8.1   Company May Consolidate, Etc., Only on Certain Terms.......67
    Section 8.2   Successor Substituted......................................68

                                 ARTICLE IX
                                 AMENDMENTS

    Section 9.1   Without Consent of Holders.................................68
    Section 9.2   With Consent of Holders....................................69
    Section 9.3   Compliance with Trust Indenture Act........................70
    Section 9.4   Revocation and Effect of Consents, Waivers and Actions.....71
    Section 9.5   Notation on or Exchange of Securities......................71
    Section 9.6   Trustee to Sign Supplemental Indentures....................71
    Section 9.7   Effect of Supplemental Indentures..........................71

                                 ARTICLE X
                                 COVENANTS

    Section 10.1  Payment of Securities......................................72
    Section 10.2  Maintenance of Office or Agency............................72
    Section 10.3  Money for Security Payments To Be Held in Trust............73
    Section 10.4  Statement by Officers as to Default........................74
    Section 10.5  Existence..................................................75
    Section 10.6  Delivery of Certain Information............................75

                                 ARTICLE XI
                          REDEMPTION OF SECURITIES

    Section 11.1  Right to Redeem; Notices to Trustee........................75
    Section 11.2  Selection of Securities to Be Redeemed.....................76


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    Section 11.3  Notice of Redemption.......................................76
    Section 11.4  Effect of Notice of Redemption.............................77
    Section 11.5  Deposit of Redemption Price................................78
    Section 11.6  Securities Redeemed in Part................................78
    Section 11.7  Conversion Arrangement on Call for Redemption..............78

                                ARTICLE XII
                        SUBORDINATION OF SECURITIES

    Section 12.1  Securities Subordinate to Senior Indebtedness..............79
    Section 12.2  Payment Over of Proceeds upon Dissolution, Etc.............79
    Section 12.3  No Payment When Senior Indebtedness in Default.............80
    Section 12.4  Payment Permitted If No Default............................82
    Section 12.5  Subrogation to Rights of Holders of Senior Indebtedness....82
    Section 12.6  Provisions Solely To Define Relative Rights................83
    Section 12.7  Trustee To Effectuate Subordination........................83
    Section 12.8  No Waiver of Subordination Provisions......................83
    Section 12.9  Notice to Trustee..........................................84
    Section 12.10 Reliance on Judicial Order or Certificate
                  of Liquidating Agent.......................................85
    Section 12.11 Trustee Not Fiduciary for Holders of Senior Indebtedness...85
    Section 12.12 Rights of Trustee as Holder of Senior Indebtedness;
                   Preservation of Trustee's Rights..........................86
    Section 12.13 Article Applicable to Paying Agents........................86
    Section 12.14 Certain Conversions Deemed Payment.........................86

                                ARTICLE XIII
                          CONVERSION OF SECURITIES

    Section 13.1  Conversion Privilege. .....................................87
    Section 13.2  Exercise of Conversion Privilege...........................88
    Section 13.3  Fractions of Shares........................................89
    Section 13.4  Adjustment of Conversion Price.............................90
    Section 13.5  Notice of Adjustments of Conversion Price..................99
    Section 13.6  Notice of Certain Corporate Action........................100
    Section 13.7  Company's Obligation Regarding Common Stock...............101


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    Section 13.8  Taxes on Conversions......................................102
    Section 13.9  Covenant as to Common Stock...............................102
    Section 13.10 Cancellation of Converted Securities......................102
    Section 13.11 Provisions in Case of Reclassification, Consolidation,
                   Merger or Sale of Assets.................................102
    Section 13.12 Company's Obligation......................................103
    Section 13.13 Restrictions on Common Stock Issuable Upon Conversion.....103

                                ARTICLE XIV
                        RIGHT TO REQUIRE REPURCHASE

    Section 14.1  Purchase of Securities at Option of the Holder
                   upon Change in Control...................................104
    Section 14.2  Notices; Method of Exercising Repurchase Right, Etc.......104
    Section 14.3  Certain Definitions.......................................107
    Section 14.4  References to Change in Control Purchase Price............109
    Section 14.5  Covenant to Comply with Securities Laws upon
                   Purchase of Securities...................................110
    Section 14.6  Repayment to the Company..................................110


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          INDENTURE, dated as of December, 15 1999, between CommScope,
Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") and First Union National Bank, a New York banking corporation (herein called the "Trustee").

                          RECITALS OF THE COMPANY

          WHEREAS, the Company has duly authorized the creation of an issue of its Securities of substantially the tenor and amount hereinafter set forth and to provide therefor the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 4% Convertible Subordinated Notes due 2006 (herein called the "Securities") by the Company;

          WHEREAS, the Company, pursuant to the Purchase Agreement (the "Purchase Agreement") dated December 9, 1999, among the Company and the Initial Purchasers named therein, will issue and sell up to $150,000,000 aggregate principal amount (or $172,500,000 if the overallotment option is exercised) of its Securities;

          WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:
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                                 ARTICLE I

          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 1.1 Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Indenture; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.


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          "Agent Members" has the meaning specified in Section 2.1(b).

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or a Committee thereof, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means a day on which banking institutions are open for business and carrying out transactions in Dollars at the relevant place of payment.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Article Thirteen, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the


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Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board and/or its Chief Executive Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Conversion Agent" shall have the meaning set forth in Section
2.3(3).

          "Corporate Trust Office" means the principal office of the Trustee in Charlotte, North Carolina, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is 401 S. Tryon Street, Charlotte, North Carolina, 12th Floor, Attention: Shannon Schwartz.

          "Corporation" means a corporation, association, company
(including, without limitation, a limited liability company), joint-stock company or business trust.

          "Credit Agreement" means that certain Credit Agreement dated as of July 23, 1997 by and among the Company and the lenders party thereto from time to time and The Chase Manhattan Bank, as Administrative Agent, and the other financial institutions named therein as Co-Agents, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, restated, modified, increased, renewed, refunded, replaced or refinanced from time to time, whether or not with the same parties.


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          "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 3.7.

          "Definitive Security" means a certificated Security registered in the name of the Holder thereof.

          "Depositary" means, with respect to the Securities issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.5.

          "Dollar" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "DTC" has the meaning specified in Section 2.3.

          "Event of Default" has the meaning specified in Section 5.1.

          "Exchange Act" means the Securities Exchange Act of 1934 as it may be amended from time to time, and any successor act thereto, and the rules and regulations of the Commission promulgated thereunder.

          "Financing Entity" has the meaning specified in the definition of the term "Senior Indebtedness".

          "Global Security" has the meaning specified in Section 2.1.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.


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
          "Initial Purchasers" means Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and CIBC World Markets Corp.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Issue Date" means the date of first issuance of the Securities under this Indenture.

          "Liquidated Damages" shall mean liquidated damages paid to all holders of Registrable Securities (as defined in the Registration Rights Agreement) in accordance with and pursuant to the provisions of Section 2(e) of the Registration Rights Agreement.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the conversion or repurchase right or otherwise.

          "Notice of Default" means a written notice of the kind specified in Section 5.1(3) or 5.1(7).

          "Officers' Certificate" means a certificate signed by any of the Chairman of the Board and/or its Chief Executive Officer, the President or a Vice President, and by any of the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Company.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;


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               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

               (iii) Securities which have been paid pursuant to Section
     3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

               (iv) Securities which have been converted pursuant to
     Article XIII;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.


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
          "Person" means any individual, Corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A.

          "Redemption Date"; when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed in whole or in part, means the price at which it is to be redeemed as set forth in the Securities.

          "Registration Rights Agreement" means that certain Registration Rights Agreement, dated December 15, 1999, between the Company and the Initial Purchasers.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the close of business on June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Responsible Officer", when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.


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
          "Restricted Security" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Section
2.2 of this Indenture.

          "Rule 144A" has the meaning specified in Section 3.5.

          "Rule 144A Information" has the meaning specified in Section
10.6.

          "Sale Price" on any Trading Day means the closing per share sale price for the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case the average of the average bid and the average ask prices) on such Trading Day as reported by the New York Stock Exchange or, if the Common Stock is not then listed thereon, such other national or regional securities exchange upon which the Common Stock is listed on such Trading Day, as reported in composite transactions for such exchange. If the Common Stock is not listed on the New York Stock Exchange or a United States national or regional stock exchange or quoted on the Nasdaq National Market, the Company shall be entitled to determine the "Sale Price" on the basis of such quotation as it deems, in good faith, to be appropriate.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture and "Security" means one of such Securities.

          "Securities Act" means the Securities Act of 1933 as it may be amended from time to time, and any successor act thereto, and the rules and regulations of the Commission promulgated thereunder.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

          "Senior Indebtedness" means in respect of the Company, whether now or hereafter incurred: (i) the principal, premium, if any, interest and all other amounts owed in respect of all of the Company's (A) indebtedness for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments, (ii) all obligations of the Company (including all interest accruing after the commencement of any bankruptcy proceeding, whether or not a claim for post-petition interest is allowed as a claim in any such proceeding) payable under the Credit Agreement whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed or in effect guaranteed by the


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Company, (iii) all capital lease obligations of the Company, (iv) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (v) all obligations of the Company for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise, and
(vii) all obligations of the type referred to in clauses (i) through (vi) above of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Securities and (2) any indebtedness between or among the Company or its affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any trust, or trustee of such trust, partnership or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other securities that rank pari passu with, or junior to, the Securities.

          "Share Certificate" means a certificate evidencing ownership of shares of Common Stock.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.


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
          "Surrendered Securities" has the meaning specified in Section
2.6.

          "Trading Day" means each day on which the securities exchange or quotation system which is used to determine the Sale Price is open for trading or quotation.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed and the rules and regulations thereunder; provided, however, that in the event the Trust Indenture Act of 1939 or such rules and regulations are amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 and such rules and regulations as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "United States" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions of such Person), whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

          Section 1.2    Compliance Certificates and Opinions.
                         ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or reasonably requested by the Trustee in connection with such application or request. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an opinion of Counsel, if to be given by counsel, and shall comply with the applicable requirements of the Trust Indenture Act and any other applicable requirement set forth in this Indenture.

          Every certificate or Opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 1.3    Form of Documents Delivered to Trustee.
                         --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 1.4    Acts of Holders; Record Dates.
                         -----------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.3) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee or the Company, as the case may be, deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

          Section 1.5    Notices, Etc. to Trustee and the Company.
                         ----------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
Shannon Schwartz, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office at CommScope, Inc., 1375 Lenoir-Rhyne Blvd., Hickory, N.C. 28601, Attention:
General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

          Section 1.6    Notice to Holders; Waiver.
                         -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Section 1.7    Conflict with Trust Indenture Act.
                         ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Section 1.8    Effect of Headings and Table of Contents.
                         ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1.9    Successors and Assigns.
                         ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 1.10   Separability Clause.
                         -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.11   Benefits of Indenture.
                         ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.12   Governing Law.
                         -------------

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

          Section 1.13   Legal Holidays.
                         --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion, provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

          Section 1.14 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                 ARTICLE II

                               SECURITY FORMS

          Section 2.1 Forms Generally. The Securities and the Trustee's certificate of authentication shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          In certain cases described elsewhere herein, the legends set forth in the first through fourth paragraphs of Section 2.2 may be omitted from Securities issued hereunder.

          (a) Global Securities. The Securities shall be issued in fully registered book-entry form in one or more Global Securities (each a "Global Security"), without interest coupons, substantially in the form of Security set forth in Sections 2.2 and 2.3, with such applicable legends as are provided for in Section 2.2, except as otherwise permitted herein. Such Global Securities shall be registered in the name of a nominee of the Depositary and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Global Security may from time to time be increased or decreased, as appropriate, by adjustments made on the records of the Trustee, as custodian for the Depositary, to reflect transfers to another Global Security, redemptions, repurchases and conversions.

          (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the

Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (c) Definitive Securities. Except as provided in Section 3.5(h), owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

          Section 2.2   Form of Face of Security.
                         ------------------------

          [INCLUDE UNLESS PURSUANT TO SECTION 3.5(d) OF THE INDENTURE, THE COMPANY DETERMINES THAT THE FOLLOWING LEGEND MAY BE REMOVED -- THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ASECURITIES ACT@), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE ARESALE RESTRICTION TERMINATION DATE@), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY, (B) FOR SO LONG AS THE NOTES AND THE COMMON STOCK ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A AQUALIFIED INSTITUTIONAL BUYER@ AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C)

PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY=S AND THE TRUSTEE=S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

          [INCLUDE IF SECURITY IS A GLOBAL SECURITY DEPOSITED WITH DTC B UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO., OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE THREE OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

                              CommScope, Inc.

              4% Convertible Subordinated Debentures Due 2006

No.                          Principal Amount:  $
                             Cusip No.           203372AA5
                             Issue Date:         December 15, 1999

          CommScope, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of ___________ Dollars [if this Security is a Global Security, then insert --(which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $________ in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on December 15, 2006, and to pay interest thereon as specified on the other side of this Security.

          This Security is convertible as specified on the other side of this Security. All capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Indenture referred to on the other side of this Security.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:
      ------------------

                                    COMMSCOPE, INC.



                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

[Seal]

Attest:


---------------------------------------
Name:
Title:

          Section 2.3   Form of Reverse of Security.
                         ---------------------------

          (1) Interest. The Company promises to pay interest on the principal amount of this Security at the rate per annum of 4% from December 15, 1999 until maturity. The Company will pay interest semiannually on June 15, and December 15 of each year (each an "Interest Payment Date") to holders of record at the close of business on each June 1 or December 1 (whether or not a business day) (each a "Regular Record Date") immediately preceding such Interest Payment Date. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided or, if no interest has been paid, from the Issue Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal, or if shares of Common Stock (or cash in lieu of fractional shares) in respect of a conversion of this Security in accordance with the terms of Article XIII of the Indenture are not delivered when due, at the rate borne by the Securities plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful. All such overdue interest shall be payable on demand.

          (2) Method of Payment. Subject to the terms and conditions of the Indenture, the Company will make payments in respect of the principal of, premium, if any, and interest payable in cash on this Security, and in respect of Redemption Prices to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

          (3) Paying Agent; Registrar; Conversion Agent. Initially, First Union National Bank (the "Trustee"), will act as Paying Agent, Registrar and Conversion Agent (the "Conversion Agent"). The Company may appoint and change any Paying Agent, Registrar or co-registrar or Conversion Agent without notice, other than notice to the Trustee, except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan. The Company or any of its Subsidiaries or Affiliates incorporated in the United States may act as Paying Agent, Registrar or co-registrar or Conversion Agent.

          (4) Indenture. The Company issued the Securities under an Indenture dated as of December 15, 1999 (the "Indenture"), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are unsecured subordinated obligations of the Company limited to the aggregate principal amount specified in Section 3.1 of the Indenture.

          (5) Redemption at the Option of the Company. No sinking fund is provided for this Security. The Securities may not be redeemed at the option of the Company prior to December 15, 2002. The Securities (other than those Securities that have been converted in accordance with the terms of the Indenture) are subject to redemption at the option of the Company upon not less than 30 days' or more than 60 days' notice by mail (unless a shorter notice is deemed satisfactory by the Trustee) to each Holder of Securities, as a whole or from time to time in part, at any time on or after December 15, 2002. The Redemption Prices (expressed as percentages of the principal amount) shall be as set forth below for Securities redeemed during the following 12-month periods:

PERIOD                                                    REDEMPTION PRICE
------                                                    ----------------

December 15, 2002 through December 14, 2003                   102.2857%

December 15, 2003 through December 14, 2004                   101.7143%

December 15, 2004 through December 14, 2005                   101.1429%

and thereafter at a Redemption Price equal to 100.5714% of the principal amount, together, in the case of any such redemption, with accrued interest to (but not including) the Redemption Date (subject to the right of holders of record on the Regular Record Date to receive interest on the related Interest Payment Date). Any redemption of Securities must be in integral multiples of $1,000.

          If fewer than all of the Securities are to be redeemed, the Trustee will select the Securities to be redeemed in principal amounts at maturity of $1,000 or integral multiples thereof by lot, pro rata or by another method the Trustee selects. If a portion of a Holder's Securities is selected for partial redemption and that holder converts a portion of those Securities prior to the redemption, the converted portion shall be deemed, solely for purposes of determining the aggregate principal amount of the Securities to be redeemed by the Company, to be of the portion selected for redemption.

          (6) Notice of Redemption. Notice of Redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof which are in an integral multiple of $1,000 in principal amount) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date interest shall cease to accrue on such Securities or portions thereof.

          (7) Purchase by the Company at the Option of the Holder. In certain circumstances involving a Change in Control (as defined in the Indenture), subject to the terms and conditions of the Indenture, each Holder shall have the right to require the Company to repurchase all or part of its Securities at a repurchase price equal to 100% of the principal amount thereof, together with accrued and unpaid interest through the Change in Control Purchase Date (as defined in the Indenture)

(subject to the right of holders of record on the Regular Record Date to receive interest on the related Interest Payment Date).

          The Holder has the right to withdraw any Change in Control Purchase Notice by delivering to the Paying Agent prior to the close of business on the Change in Control Purchase Date a written notice, in substantially the form and manner set forth in Article XIV of the Indenture.

          If cash sufficient to pay the Change in Control Purchase Price of all Securities (or any portion thereof which is in an integral multiple of $1,000 in principal amount) to be purchased prior to or on the Change in Control Purchase Date is deposited with the Paying Agent on the Change in Control Purchase Date, this Security shall cease to be outstanding and interest shall cease to accrue on this Security (or such portions thereof) and will be deemed paid, whether or not this Security is delivered to the Paying Agent, immediately after such Change in Control Purchase Date and the Holder shall have no other rights as such (other than the right to receive the Change in Control Purchase Price upon surrender of this Security or portion hereof).

          (8) Conversion Rights. At the option of the Holder and subject to the terms and conditions of the Indenture, this Security (or any portion hereof which is an integral multiple of $1,000 in principal amount) may be surrendered for conversion into shares of Common Stock at an initial conversion rate (the "Conversion Rate") of 20.7512 shares of Common Stock per $1,000 principal amount of this Security. The Conversion Rate is subject to adjustment as provided in Article XIII of the Indenture. The right to surrender this Security for conversion pursuant to Article XIII of the Indenture shall terminate on the close of business on December 15, 2006, or, if this Security or any portion hereof shall be called for redemption pursuant to the terms hereof, then in respect of any portion so called for redemption, at the close of business on the Redemption Date (unless in the case of any such redemption the Company shall default in the payment due upon the redemption hereof).

          Except as otherwise expressly provided in the Indenture, no payment or adjustment shall be made on account of any dividends or distributions on Common Stock delivered upon such conversion. The
Conversion Rate will not be adjusted at any time during the term of this Security for accrued interest. Upon conversion of this Security, (except as provided below) that portion of accrued and unpaid interest thereon attributable to the period from the Issue Date through the

Conversion Date with respect to this Security shall not be canceled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Common Stock (together with the cash payment in lieu of fractional interests therein) in exchange for this Security; and the fair market value of such Common Stock (together with any cash payment for fractional shares), if any, shall be treated as delivered or paid, to the extent thereof, first in exchange for accrued and unpaid interest through the Conversion Date, and the balance, if any, of such fair market value of such Common Stock (and any cash payment for fractional shares) shall be treated as delivered or paid in exchange for the principal amount of this Security. Notwithstanding the foregoing, accrued but unpaid interest will be payable upon conversion of this Security if such conversion is made concurrently with or after acceleration of the indebtedness represented by this Security following an Event of Default subject to Article XII.

          No fractional shares of Common Stock shall be delivered upon exchanges but the Conversion Agent on behalf of the Company shall make a cash payment in lieu thereof equal to the product of such fractional share and the Sale Price on the Trading Day immediately preceding the Conversion Date subject to Article XII.

          To convert this Security the Holder must (i) complete and manually sign the conversion notice hereon (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent (initially the Trustee) or, if applicable, complete and deliver to The Depository Trust Company ("DTC") the appropriate instruction form for conversion pursuant to DTC's book entry conversion program, (ii) surrender (or arrange for book-entry delivery of) this Security to the Conversion Agent (which is not necessary in the case of conversion pursuant to DTC's book entry conversion program), (iii) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (iv) pay any transfer or similar tax if required.

          Book entry delivery of a Security to the Conversion Agent may be made by any financial institution that is a participant in DTC; conversion through DTC's book entry conversion program is available for any security that is held in an account maintained at DTC by any such Participant. A conversion shall be deemed to have been effected at the close of business on the date all such requirements have been satisfied (the "Conversion Date"). A Holder may convert a portion of this Security only if the portion is $1,000 principal amount or an integral multiple of $1,000.

          Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Securities to be redeemed on a date within such period) must be accompanied by payment of an amount equal to the interest thereon that the registered Holder is to receive. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

          (9) Arrangement on Call for Redemption. Any Securities called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price plus accrued and unpaid interest to the Redemption Date, by one or more third parties who may agree with the Company to purchase such Securities from the Holders, to exchange them for Common Stock and to make payment for such Securities to the Trustee in trust for such Holders.

          (10) Subordination. The Securities are subordinated to Senior Indebtedness of the Company. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid in cash before the Securities may be paid. The Company and each Holder of Securities, by accepting a Security, agrees to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

          (11) Denominations; Transfer; Exchange. The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000 in excess thereof. The Holder may transfer or exchange this Security in accordance with the Indenture. The Registrar may require the Holder, among other things, to furnish appropriate endorsements and transfer documents. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

          (12) Persons Deemed Owners. The registered Holder of this Security may be treated as the owner of this Security for all purposes.

          (13) Unclaimed Money for Securities. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to this Security that remain unclaimed for two years. After return to the Company, the Holder must look solely to the Company for payment.

          (14) Amendment; Waiver. Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in the aggregate principal amount of the Securities at the time Outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect, or inconsistency, or to comply with Article VIII or Section 13.11 of the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities, to make any change that does not adversely affect the rights of any Holder, to comply with any requirement of the Commission in connection with the qualification of the Indenture under the TIA or to add to the covenants or obligations of the Company under the Indenture or surrender any right, power or option conferred by the Indenture on the Company.

          (15) Defaults and Remedies. Under the Indenture, Events of Default include, among other things (i) default by the Company in (A) payment of the principal amount, the Redemption Price or the Change in Control Purchase Price, as the case may be, in respect of the Securities when the same becomes due and payable, (B) interest when due (if such default in payment of any such interest shall continue for 31 days) or (C) the delivery of shares of Common Stock (including cash in lieu of fractional shares of Common Stock) in accordance with the terms of the Indenture when such are required to be delivered upon conversion of a Security (if such default shall continue for 10 days); (ii) failure by the Company to comply with any other agreements in the Indenture or the Securities upon the receipt by the Company of notice of such default from the Trustee or Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding and the Company's failure to cure such default within 90 days after receipt by the Company of such notice; (iii) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Company having an aggregate outstanding principal amount of in excess of $12,500,000, which default shall have resulted in such indebtedness being accelerated, without such indebtedness being discharged or such acceleration having been rescinded or annulled within 60 days after receipt of notice thereof by the Company from the Trustee or the Company and the Trustee from the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding (unless such default has been cured or waived); and (iv) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Securities at the time Outstanding, may by notice to the Company declare the principal amount of, and accrued and unpaid interest through the date of such declaration on, all the Securities to be immediately due and payable. The Company's obligation to pay the Securities following acceleration may be deferred under certain circumstances, if Senior Indebtedness is outstanding. Certain events of bankruptcy or insolvency are Events of Default which will result in the principal amount plus accrued and unpaid interest through the occurrence of such Event of Default on the Securities becoming due and payable immediately upon the occurrence of such Event of Default.

          Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withheld from Holders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it in good faith determines that withholding notice is in their interests.

          (16) Registration Rights Agreement. The Holder of this Security and the Common Stock issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of December 15, 1999, among the Company and the Initial Purchasers.

          (17) Trustee Dealings with the Company. Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates with the same rights it would have if it were not Trustee.

          (18) No Recourse Against Others. A director, officer, employee, agent or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          (19) Authentication. This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's
Certificate of Authentication on the other side of this Security.

          (20) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (-tenants in common), TEN ENT (-tenants by the entireties), JT TEN (-joint tenants with right of survivorship and not as tenants in common), CUST (-custodian), and U/G/M/A (-Uniform Gift to Minors Act).

          (21) Governing Law. THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          Section 2.4 Form of Trustee's Certificate of Authentication. This is one of the Securities referred to in the within-mentioned
Indenture.

                            Dated:
                                   ------------------------


                                    First Union National Bank, as Trustee


                                    By:
                                       -----------------------------------
                                              Authorized Signatory

          Section 2.5   Form of Conversion Notice.
                         -------------------------

                             CONVERSION NOTICE

To:  CommScope, Inc. and First Union National Bank

          The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof), below designated into shares of Common Stock (in the form of a Share Certificate) in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for a fractional share and any Security representing any unconverted principal amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith a certificate in proper form certifying that the applicable restrictions on transfer have been complied with. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

DATE:
     ----------------------


                                     -------------------------------
                                     Signature(s)

                                (If a corporation, partnership or
                                fiduciary, the title of the Person
                                signing must be stated.)


Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to
Securities and Exchange Commission
Rule 17Ad-15 if shares of Common
Stock are to be issued, or Securities to be delivered, other than to and in the name of the registered holder.


------------------------------------
Signature Guarantee

Fill in for registration of shares if they are to be delivered, or unconverted Securities if they are to be issued, other than to and in the name of the registered holder:


------------------------------------
(Name)

------------------------------------
(Street Address)

------------------------------------
(City, State and zip code)

(Please print name and address)

Register:    Common Stock
          --
             Securities
          --
(Check appropriate line(s))

Principal Amount to be converted (if less than all):

$     ,000
 -----


                                 ----------------------------------
                                 Social Security or other Taxpayer
                                 Identification Number of owner

          Section 2.6   Form of Certification.
                         ---------------------

                            TRANSFER CERTIFICATE

          In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Security hereby certifies with respect to $________ principal amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

          [_] The transfer of the Surrendered Securities complies with Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"); or

          [_] The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act; or

          [_] The transfer of the Surrendered Securities complies with another available exemption from the registration requirements under the Securities Act; or

          [_] The transfer of the Surrendered Securities is pursuant to an effective registration statement under the Securities Act.

and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

          [_]  The transferee is an Affiliate of the Company.


DATE:
     -----------------


                                 -------------------------------
                                 Signature(s)

                                 (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

          Section 2.7   Form of Option of Holder to Elect Purchase.
                         ------------------------------------------

                     OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased by the Company pursuant to Section 14.1 of the Indenture, check the following box:
[_]

          If you want to elect to have only part of this Security purchased by the Company pursuant to Section 14.1 of the Indenture, state the amount you elect to have purchased:

$
 ------------------------


Dated:
      -----------------


                                 Signature:
                                           -----------------------------

NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed.

Signature Guarantee:
                     ---------------------

Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to
Securities and Exchange Commission
Rule 17Ad-15 if shares of Common
Stock are to be issued, or Securities to be delivered, other than to and in the name of the registered holder.

          Section 2.8   Form of Assignment.
                         ------------------

          For value received ______________ hereby sell(s), assign(s) and transfer(s) unto _______ (Please insert social security or Taxpayer Identification number of assignee) the within Security, and hereby irrevocably constitutes and appoints ___________ attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:
       ---------------

Signature(s)

Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to
Securities and Exchange Commission
Rule 17Ad-15 if shares of Common
Stock are to be issued, or Securities to be delivered, other than to and in the name of the registered holder.

Signature Guarantee:
                     --------------------


                                ARTICLE III

                               THE SECURITIES

          Section 3.1 Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered for issuance under this Indenture is $150,000,000 upon a Company Order without any further action by the Company (except for Securities authenticated and delivered for exchange for, or in lieu of, other Securities pursuant to Sections 3.4, 3.5, 3.6, 9.5, 11.6, 13.2 or 14.2); provided, however, that if the Company sells any Securities pursuant to the over-allotment option granted pursuant to the Purchase Agreement among the Company and the Initial Purchasers dated December 9, 1999, then the Trustee shall authenticate and deliver Securities for issuance in an aggregate principal amount of $150,000,000 plus up to $22,500,000 aggregate principal amount upon receipt by the Trustee of a Company Order, except as aforesaid.

          The principal amount, Redemption Price, Liquidated Damages, change in Control Purchase Price and interest on the Securities shall be payable at the Corporate Trust Office and at any other office or agency maintained by the Company for such purpose; provided, however, that upon application by the Holder to the Security Registrar not later than the June 1 or December 1 immediately preceding the relevant Interest Payment Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $5,000,000 in principal amount) maintained by the payee with a bank in the United States upon compliance with the reasonable regulations of the Trustee.

          The Securities shall be redeemable by the Company as provided in
Article XI.

          The Securities shall be subordinated in right of payment to the prior payment in full of Senior Indebtedness as provided in Article XII.

          The Securities shall be convertible as provided in Article XIII.

          The Securities shall be subject to purchase by the Company at the option of the Holder as provided in Article XIV.

          Section 3.2 Denominations. The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 in principal amount and any integral multiple thereof.

          Section 3.3 Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by any of its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Treasurer or one of its Assistant Treasurers or Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication, an Officers' Certificate and Opinion of Counsel pursuant to Section 1.2 shall be required.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          Each security shall be dated the date of its authentication.

          Section 3.4 Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to
Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          Section 3.5 Registration; Registration of Transfer and
Exchange. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges thereof. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges thereof as herein provided. Upon surrender for registration of transfer or exchange of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, accompanied by a written instrument of transfer or exchange in the form provided by the Company, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees (in the case of a transfer) or to the Holder (in the case of an exchange), one or more new Securities, of any authorized denominations and of a like aggregate principal amount and tenor bearing such restrictive legends as may be required by this Indenture.

          (b) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 3.5(b)(i) and (B) transfers of a Definitive Security shall comply with Section 3.5(b)(ii) below.

               (i) Transfer of Global Security. A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.5(b)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 3.5(b).

               (ii) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Security Registrar with a request:

     (x)  to register the transfer of such Definitive Securities; or

     (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met;

     provided, however, that the Definitive Securities surrendered for transfer or exchange:

               (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (ii) so long as such Securities are Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                    (A) if such Definitive Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth in Section 2.6); or

                    (B) if such Definitive Securities are being transferred to the Company, a certification to that effect; or

                    (C) if such Definitive Securities are being transferred pursuant to an exemption from registration to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act ("Rule 144A"), in accordance with Rule 144 or pursuant to another available exemption under the Act, (i) a certification to that effect (in the form set forth in Section 2.6) and (ii) if the Company or Security Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in Section 2.2.

          (c) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the legend set forth in the first paragraph of Section 2.2. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in
Section 2.6, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Security Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

          (d) The restrictions imposed by the legend set forth in the first paragraph of Section 2.2 upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Security for exchange to the Security Registrar in accordance with the provisions of this Section 3.5 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive legend set forth in the first paragraph of
Section 2.2. If any such transfer is effected a time when a Global Security without such restrictive legend has not yet been issued, unless an event specified in Section 3.5(h)(1) has occurred, the Company shall issue and, upon receipt of a Company Order in accordance with Section 3.3 hereof, the Trustee shall authenticate one or more Global Securities, without such restrictive legend, in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to the preceding sentence. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

          (e) As used in the preceding two paragraphs of this Section 3.5, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

          (f) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.5, 11.6, 13.2 or 14.2 not involving any transfer.

          (g) The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.2 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or
(iii) to register the transfer of or exchange any Securities in respect of which a Change of Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture and such Securities (except, in the case of Securities to be purchased in part, the portion thereof not be purchased).

          (h) The provisions of clauses (1) through (5) below shall apply only to Global Securities:

          (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (i) or (ii) above shall be so exchanged in whole and not in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

          (2) Securities issued in exchange for a Global Security shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. Upon any such surrender, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

          (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

          (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

          (5) Neither the Agent Members nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

          (i) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          Section 3.6 Mutilated, Destroyed, Lost and Stolen Securities.
If (i) any mutilated Security is surrendered to the Trustee, or if there shall be delivered to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security.

          Upon the issuance, authentication and delivery by the Trustee of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued, authenticated and delivered by the Trustee pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 3.7 Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for payment of such interest.

          If the Company shall be required by law to deduct any taxes from any sum of interest payable hereunder to a Holder, (i) the Company shall make such deductions and shall pay the full amount deducted to the relevant taxing authority in accordance with applicable law and (ii) the amount of such deduction shall be treated for purposes hereof as a payment of interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date (a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          In the case of any Security which is converted after any Regular Record Date and on or prior to the corresponding Interest Payment Date, interest on such Security whose Stated Maturity is on such Interest Payment Date shall be deemed to continue to accrue and shall be payable on such Interest Payment Date notwithstanding such conversion and notwithstanding that such Security may have been called for redemption on a Redemption Date within such period, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable (although such accrued and unpaid interest will be deemed paid by the appropriate portion of the Common Stock received by the holders upon such conversion).

          Section 3.8 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or from maintaining, supervising or reviewing any records relating to such beneficial ownership interests and they shall be protected in acting on any such information provided by the Depositary.

          Section 3.9 Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy the certificates representing such cancelled securities.

          Section 3.10 Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 3.11 CUSIP Numbers. The Company in issuing the
Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the trustee of any change in the "CUSIP" numbers.


                                 ARTICLE IV

                         SATISFACTION AND DISCHARGE

          Section 4.1 Satisfaction and Discharge of Indenture. This Indenture shall upon Company request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

                    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
     3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                    (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B) above, has deposited or caused to be deposited irrevocably with the Trustee as trust cash or, if expressly permitted by the terms hereof, Common Stock or U.S. Government Obligations in trust for the benefit of Holders of Outstanding Securities in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the aggregate principal amount thereof plus any interest due on overdue installments and interest to the date of such deposit (in the case of securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

          (4) no Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of
Section 10.3 shall survive.

          Section 4.2 Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the aggregate principal amount thereof plus any interest due on overdue installments and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.


                                 ARTICLE V

                                  REMEDIES

          Section 5.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of
Article XII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest or Liquidated Damages, if any, upon any Security when it becomes due and payable, and continuance of such default for a period of 31 days; or

          (2) the Company defaults in the payment of the principal amount, Redemption Price or Change in Control Purchase Price on any Security, when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise, whether or not such payment shall be prohibited by this Indenture;

          (3) the Company fails to comply with any of its agreements in the Securities or this Indenture and such failure continues for 90 days after receipt by the Company of a Notice of Default;

          (4) the Company pursuant to or within the meaning of any Bankruptcy Law:

                    (A) commences a voluntary case;

                    (B) consents to the entry of an order for relief against it in an involuntary case or the commencement of any case against it;

                    (C) consents to the appointment of a Custodian of it or for any substantial part of its property;

                    (D) makes a general assignment for the benefit of its creditors;

                    (E) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

                    (F) consents to the filing of such petition or the appointment of or taking possession by a Custodian;

          (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (A) is for relief against the Company in an involuntary case, or adjudicates the Company insolvent or bankrupt;

                    (B) appoints a Custodian of the Company for any substantial part of their respective properties; or

                    (C) orders the winding up or liquidation of the Company and the order or decree remains unstayed and in effect for 60 days;

          (6) the Company fails to deliver shares of Common Stock
(including cash in lieu of fractional shares) when such Common Stock (and cash in lieu of fractional shares) is required to be delivered, upon conversion of a Security and such failure is not remedied for a period of 10 days; or

          (7) default under any bond, note or other evidence of indebtedness for money borrowed of the Company having an aggregate outstanding principal amount of in excess of $12,500,000, which default shall have resulted in such indebtedness being accelerated, without such indebtedness being discharged or such acceleration having been rescinded or annulled within 60 days after receipt of notice thereof by the Company from the Trustee or the Company and the Trustee from the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding (unless such default has been cured or waived) specifying such default and requiring the Company to cause such indebtedness to be discharged or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder.

          A Default under clause (3) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time Outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default within the time specified in clause (3) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

          The Company shall deliver to the Trustee, within 90 days after it becomes aware of the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time or both would become an Event of Default under clause (3) or clause (7), its status and what action the Company is taking or proposes to take with respect thereto.

          Section 5.2 Acceleration of Stated Maturity; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 5.1(4) or 5.1(5)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount and accrued and unpaid interest through the date of declaration on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and accrued and unpaid interest shall become immediately due and payable. If an Event of Default specified in Section 5.1(4) or 5.1(5) occurs, the principal amount and accrued and unpaid interest through the date of declaration on all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Payment of the Securities following acceleration is subject to Section 12.3.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                    (A) the principal amount and accrued and unpaid interest through the date of declaration on the Securities,

                    (B) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                    (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, and actual expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee. If

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 31 days, or

          (2) default is made in the payment of the principal amount,

the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and payable on such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, and actual out-of-pocket expenses, disbursements and advances, of the Trustee, its agents and counsel.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 5.4 Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (1) to file and prove a claim for the whole amount owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, and actual out-of-pocket expenses, disbursements and advances, of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          Section 5.5 Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, and actual out-of-pocket expenses, disbursements and advances, of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          Section 5.6 Application of Money Collected. Any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: Subject to Article XII to the payment of all amounts due the Trustee under Section 6.7;

          SECOND: To the holders of Senior Indebtedness to the extent provided in Article XII;

          THIRD: Subject to Article XII to the payment of the amounts then due and unpaid for first, interest on, and, second, for principal of the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for interest and principal respectively; and

          FOURTH: The balance, if any, to the Company.

          Section 5.7 Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses, losses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          Section 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal amount and accrued and unpaid interest (subject to Sections 3.7 and 4.2) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Change in Control Purchase Date, as the case may be) and to convert such Security in accordance with Article XIII and to institute suit for the enforcement of any such payment on or after such respective dates or the right to convert, and such rights shall not be impaired without the consent of such Holder.

          Section 5.9 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 5.10 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 5.12 Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 5.13 Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except

          (1) an Event of Default described in Section 5.1(1) or 5.1(2), or

          (2) a Default in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected, or

          (3) a Default under Article XIII.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 5.14 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, including reasonable attorneys' fees and expenses, and may assess costs against any such party litigant, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that this Section 5.14 shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee and the Company or in any suit for the enforcement of the right to convert any Security in accordance with Article XIII.

          Section 5.15 Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                 ARTICLE VI

                                THE TRUSTEE

          Section 6.1 Certain Duties and Responsibilities.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 6.2 Notice of Defaults. Within 90 days after the occurrence of any default hereunder, the Trustee shall give the Holders, in the manner provided in Section 1.6, notice of any default hereunder of which the Trustee shall be aware, unless such default shall have been cured or waived before the giving of such notice; provided, however, that, except in the case of a default in any payment on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or any Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in
Section 5.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          Section 6.3 Certain Rights of Trustee. Subject to the provisions of Section 6.1:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its choice and the advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonable examination of the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this indenture.

          (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

          Section 6.4    Not Responsible for Recitals or Issuance of
                         Securities.
                         -------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

          Section 6.5    May Hold Securities.
                         -------------------

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent.

          Section 6.6    Money Held in Trust.
                         -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          Section 6.7    Compensation and Reimbursement.
                         ------------------------------

     The Company agrees

          (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all actual expenses, fees, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the actual out-of-pocket expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify, the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, damage, claims, liability or expense, including taxes other than taxes based upon, measured by or determined by the income of the Trustee, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the actual costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(4) or Section 5.1(5), the expenses (including the actual out-of-pocket charges and expenses of its counsel) and the


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
compensation for the services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

          The provisions of this Section shall survive the termination of this Indenture.

          Section 6.8    Disqualification: Conflicting Interests.
                         ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          Section 6.9    Corporate Trustee Required; Eligibility.
                         ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 6.10   Resignation and Removal; Appointment of Successor.
                         -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.


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
          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee at the expense of the Company.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company by Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          Section 6.11   Acceptance of Appointment by Successor.
                         --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments required to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 6.12 Merger, Conversion, Consolidation or Succession to Business.
                         --------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 6.13   Preferential Collection of Claims Against Company.
                         -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                                ARTICLE VII

             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 7.1    Company to Furnish Trustee Names and Addresses of
                         Holders.
                         -------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semiannually, not later than five Business Days immediately preceding each Interest Payment Date in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the immediately preceding Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

          Section 7.2    Preservation of Information; Communications to
                         Holders.
                         ----------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

          Section 7.3   Reports by Trustee.
                         ------------------

          (a) Within 60 days after May 15 of each year, commencing May 15, 2000, the Trustee shall transmit by mail to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

          Section 7.4    Reports by Company.
                         ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture
Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                ARTICLE VIII

            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          Section 8.1 Company May Consolidate, Etc., Only on Certain
Terms. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety shall be a Person (other than an individual) organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with
Section 13.11;

          (2) immediately after giving effect to such transaction, no Event of Default (as defined in Article V), and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and if a supplemental indenture is required that such supplemental indenture constitutes the legal, valid and binding obligation of the Company in accordance with its terms.

          Section 8.2 Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                 ARTICLE IX

                                 AMENDMENTS

          Section 9.1 Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without the consent of any Holder of Securities:

          (1) to cure any ambiguity, omission, defect or inconsistency or to make any other provision with respect to matters or questions arising under the Indenture or the Securities; provided, however, that such amendment does not materially adversely affect the rights of any Holder;

          (2) to comply with Article VIII or Section 13.11;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities so long as such uncertificated Securities are in registered form for purposes of the Internal Revenue Code of 1986, as amended;

          (4) to make any change that does not adversely affect the rights of any Holder;

          (5) to make any change to comply with the TIA or any amendment of the TIA, or any requirement by the Commission in connection with the qualification of this Indenture under the TIA or any amendment thereof; or

          (6) to add to the covenants or obligations of the Company hereunder, for the benefit of the Holders, or to surrender any right, power or option herein conferred upon the Company.

          Section 9.2 With Consent of Holders. With the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding, the Company and the Trustee may amend this Indenture or the Securities. However, without the consent of each Holder affected, an amendment or supplement to this Indenture or the Securities may not:

          (1) reduce the principal amount of Securities whose Holders must consent to an amendment;

          (2) reduce the rate of interest referred to in paragraph 1 of the Securities or extend the time for payment of interest on any Security;

          (3) reduce the principal amount or extend the Stated Maturity of any Security;

          (4) reduce the Redemption Price or Change in Control Purchase Price of any Security or extend the date on which the Change in Control Purchase Price of any Security is payable;

          (5) make any Security payable in money or securities other than that stated in the Security;

          (6) make any change in Article XII that adversely affects the rights of any Holder;

          (7) make any change in Section 5.13 or this Section 9.2, except to increase any percentage referred to therein, or make any change in
Section 5.8;

          (8) make any change that adversely affects the right to convert any Security;

          (9) make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture;

          (10) make any change to the provisions of this Indenture relating to the purchase of Securities at the option of the Holder pursuant to
Section 14.1 which change would result in a violation of applicable federal or state securities laws (including positions of the Commission under applicable no-action letters), whether as a result of the exercise or performance of any rights or obligations under such provisions or otherwise; or

          (11) impair the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Securities.

          It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          An amendment under this Section 9.2 or Section 9.1 may not make any change that adversely affects the rights under Article XII of any holder of Senior Indebtedness then outstanding unless the requisite holders of such Senior Indebtedness consent to such change pursuant to the terms of such Senior Indebtedness.

          After an amendment under this Section 9.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

          Section 9.3 Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article IX shall comply with the TIA as then in effect.

          Section 9.4 Revocation and Effect of Consents, Waivers and Actions. Until an amendment or waiver becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Holder, except as provided in Section 9.2.

          Section 9.5 Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          Section 9.6 Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment the Trustee shall be entitled to receive, and (subject to the provisions of Section 6.3) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

          Section 9.7 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                 ARTICLE X

                                 COVENANTS

          Section 10.1 Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture, including, without limitation, Article XII herein. The principal amount, Redemption Price, Change in Control Purchase Price and interest and Liquidated Damages, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or securities, if expressly permitted hereunder, sufficient to pay all such amounts then due.

          The Company shall, to the extent permitted by law, pay interest on overdue amounts at the per annum rate of interest set forth in paragraph 1 of the reverse of the security, compounded semiannually, which interest on overdue amounts (to the extent payment of such interest shall be legally enforceable) shall accrue from the date such overdue amounts were originally due and payable.

          Section 10.2 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office or agency in the Borough of Manhattan, the City of New York, shall initially be at the Corporate Trust Office of the Trustee, and shall be the office or agency for all of the aforesaid purposes unless the Company shall appoint some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change in the location, of such other office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.


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          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Section 10.3 Money for Security Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal amount, Redemption Price, Change in Control Purchase Price and interest and Liquidated Damages, if any, on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal amount, Redemption Price, Change in Control Purchase Price and interest and Liquidated Damages, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal amount, Redemption Price, Change in Control Purchase Price and interest and Liquidated Damages, if any, on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust for the benefit of the Persons entitled to such principal amount, Redemption Price, Change in Control Purchase Price and interest and Liquidated Damages, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this
Section 10.3, that such Paying Agent will

          (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;


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          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of principal amount, Redemption Price, Change in Control Purchase Price or interest on the Securities and remaining unclaimed for two years after such principal amount, Redemption Price, Change in Control Purchase Price or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 10.4 Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this


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Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company shall file with the Trustee written notice of the occurrence of any Default or Event of Default within five Business Days of its becoming aware of such Default or Event of Default.

          Section 10.5 Existence. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

          Section 10.6 Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or such holder of shares of Common Stock issued upon conversion of Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act.


                                 ARTICLE XI

                          REDEMPTION OF SECURITIES

          Section 11.1 Right to Redeem; Notices to Trustee. On or after December 15, 2002, the Company, at its option, may redeem the Securities as a whole at any time, or from time to time in part, for cash in accordance with the provisions set forth in paragraphs 5 and 6 of the Securities. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price.


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          The Company shall give the notice to the Trustee provided for in this Section 11.1 at least 35 days but not more than 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee.

          Section 11.2 Selection of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by lot, pro rata or by any other method the Trustee selects. The Trustee shall make the selection at least 30 but not more than 60 days before the Redemption Date from Outstanding Securities not previously called for redemption. Securities and portions of them the Trustee selects shall be in principal amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

          If any Security selected for partial redemption is thereafter surrendered for conversion in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be), solely for purposes of determining the aggregate principal amount of Securities to be redeemed by the Company, to be the portion selected for redemption. Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection. Nothing in this Section 11.2 shall affect the right of any Holder to convert any Security pursuant to Article XIII before the termination of the conversion right with respect thereto.

          Section 11.3 Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Trustee, in the name and at the expense of the Company, shall cause notice of redemption to be mailed, first-class postage prepaid, to each Holder of Securities to be redeemed at such Holder's address as it appears on the list of Holders maintained pursuant to Section 7.1. At the Company's written request, the Trustee shall, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper of national circulation designated by the Company.

          The notice shall identify the Securities to be redeemed and shall state:


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          (a) the Redemption Date (upon which the Redemption Price shall be paid);

          (b) the Redemption Price;

          (c) the Conversion Price;

          (d) the name and address of the Paying Agent and Conversion Agent and of the office or agency referred to in Section 10.2;

          (e) that Securities called for redemption may be converted at any time before the close of business on the Redemption Date;

          (f) that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 8 of the Securities;

          (g) that Securities called for redemption must be surrendered to the Paying Agent or at the office or agency referred to in Section 10.2 to collect the Redemption Price;

          (h) the CUSIP number of the Securities called for redemption;

          (i) if fewer than all the Outstanding Securities are to be redeemed, the certificate numbers and principal amounts of the particular Securities to be redeemed; and

          (j) that, unless the Company defaults in payment of the Redemption Price, interest on Securities called for redemption will cease to accrue on and after the Redemption Date.

          Section 11.4 Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date stated in the notice and at the Redemption Price therefor except for Securities that are converted in accordance with the terms of this Indenture and after such date (unless the Company shall default in the payment of the Redemption Price), such Securities shall cease to bear interest. Upon the later of the Redemption Date and the date such Securities are surrendered to the Paying Agent or at the office or agency referred to in Section 10.2, such Securities called for redemption shall be paid at the Redemption Price therefor.


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          Section 11.5 Deposit of Redemption Price. Prior to 11:00 a.m.,
New York City time on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of, and accrued and unpaid interest on, all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall as promptly as practicable return to the Company any money, with interest, if any, thereon not required for that purpose because of conversion of Securities pursuant to Article XIII. If such money is then held by the Company or a Subsidiary or an Affiliate of the Company in trust and is not required for such purpose it shall be discharged from such trust.

          Section 11.6 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security of the same tenor in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

          Section 11.7 Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange, in lieu of redemption, for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase all or a portion of such Securities by paying to the Trustee in trust for the Holders whose Securities are to be so purchased, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for redemption of such Securities, is not less than the Redemption Price, together with interest, if any, accrued to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this
Article XI, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers, but no such agreement shall relieve the Company of its obligation to pay such Redemption Price and such accrued interest, if any. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XIII) surrendered by such purchasers for conversion, all as of


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immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture except to the extent arising from its willful misconduct or negligence.


                                ARTICLE XII

                        SUBORDINATION OF SECURITIES

          Section 12.1 Securities Subordinate to Senior Indebtedness. The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XII, the indebtedness represented by the Securities and the payment of the principal amount, Redemption Price, Liquidated Damages, Change in Control Purchase Price, interest and all other amounts and claims owing on and with respect to each and all of the Securities and all obligations of the Company under this Indenture (collectively, the "Subordinated Obligations") are hereby expressly made subordinate and junior in right of payment to the prior payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness and that said subordination is for the benefit of the holders of Senior Indebtedness and they and or each of them severally may enforce such subordination.

          Section 12.2 Payment Over of Proceeds upon Dissolution, Etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its


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assets, or (b) any liquidation, dissolution or other winding up of the
Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all amounts due or to become due on or in respect of all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment or distribution on account of the Subordinated Obligations, and to that end the holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, shall be entitled to receive from the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Obligations in any such case, proceeding, dissolution, liquidation or other winding up or event, assignment or marshalling.

          The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section 12.2 if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article VIII.

          Section 12.3   No Payment When Senior Indebtedness in Default.
                         ----------------------------------------------

          (a) The Company may not make any payment of or distribution with respect to the Subordinated Obligations nor may the Company acquire, defease or redeem any Securities if (a) a payment default on any Senior Indebtedness has


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occurred and is continuing with respect thereto (unless and until such payment default shall have been cured or waived in writing by the holders of such Senior Indebtedness); or (b) a default (other than a default referred to in the preceding clause (a)) on any Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate the maturity thereof and the default is the subject of judicial proceedings or the Company receives a notice of default thereof from any person who may give such notice pursuant to the instrument evidencing or document governing such Senior Indebtedness (a "Senior Indebtedness Default Notice"); provided, however, that only a holder of more than $10 million of Senior Indebtedness (or a representative of holders who collectively hold more than $10 million of Senior Indebtedness) can provide a Senior Indebtedness Default Notice. If the Company receives a Senior Indebtedness Default Notice, then a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for purposes of this Section 12.3.

          The Company may resume payment on the Securities and may acquire Securities if and when (i) the default referred to in clause (a) or (b) of the preceding paragraph above is cured or waived in writing or ceases to exist; or (ii) in the case of a default referred to in clause (b) of the preceding paragraph, 179 or more days pass after the receipt by the Company of the Senior Indebtedness Default Notice; and this Article XII otherwise permits the payment or acquisition at that time.

          Nothing contained in this Article XII or elsewhere in this Indenture or in any of the Securities shall prevent the conversion by a Holder of any Securities into Common Stock in accordance with the provisions for conversion of such Securities set forth in this Indenture.

          (b) In the event that any Securities are declared due and payable before their Stated Maturity pursuant to Section 5.2, then and in such event the Company shall promptly notify holders of Senior Indebtedness of such acceleration. The Company may not pay the Securities until the earlier of (i) the passage of 120 or more days have passed after such acceleration occurs or (ii) the payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness, and may thereafter pay the Securities if this Article XII permits the payment at that time.

          (c) In the event that, notwithstanding the foregoing provisions, any payment or distribution of any kind or character, whether in cash, property or


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securities (including, without limitation, by way of setoff or otherwise), prohibited by this Article XII, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness of the Company is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness of the Company or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Company may have been issued, as their respective interests may appear for application to the payment of all Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay all Senior Indebtedness of the Company in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness of the Company.

          Section 12.4 Payment Permitted If No Default. Nothing contained in this Article XII or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except in the circumstances described in Sections 12.2 and 12.3, from making payments at any time of the principal amount, Redemption Price, Liquidated Damages, Change in Control Purchase Price or interest, as the case may be, on the Securities.

          Section 12.5 Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness in cash, and until the Securities are paid in full, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness to the extent that payments and distributions otherwise payable to Holders of Securities have been applied to the payment of Senior Indebtedness as provided by this Article XII. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article XII, and no payments over pursuant to the provisions of this Article XII to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than


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holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          Section 12.6 Provisions Solely To Define Relative Rights. The provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article XII of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal amount, Redemption Price, Liquidated Damages, Change in Control Purchase Price or interest, as the case may be, on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XII of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          Section 12.7 Trustee To Effectuate Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII and appoints the Trustee his attorney-in-fact for any and all such purposes.

          Section 12.8 No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to


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time, without the consent of or notice to the Trustee or the Holders of the
Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew, exchange, increase or alter, Senior Indebtedness, or otherwise amend, modify or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness or any security thereof or guarantee thereof is outstanding; (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; (iv) exercise or refrain from exercising any rights against the Company and any other Person; (v) apply any and all sums received from time to time to the Senior Indebtedness.

          The provisions of this Article XII shall continue to be effective or be reinstated as the case may be if at any time any payment of the Senior Indebtedness is rescinded or must otherwise be returned by the holder thereof upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

          Section 12.9 Notice to Trustee. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article XII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or distribution or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 12.9 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such


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money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

          Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XII (although the Trustee is not obligated to make such determination), the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XII, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 12.10 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article XII, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII.

          Section 12.11 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and (subject to Section 12.9 hereof) shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or


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securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise.

          Section 12.12 Rights of Trustee as Holder of Senior
Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article XII with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior
Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article XII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

          Section 12.13 Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XII shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XII in addition to or in place of the Trustee; provided, however, that Section 12.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 12.14 Certain Conversions Deemed Payment. For the purposes of this Article XII only, the payment, issuance or delivery of cash, property or securities (other than Common Stock issued in accordance with Article XIII) upon conversion of a Security in accordance with Article XIII shall be deemed to constitute payment on account of such Security subject to Article XII. Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article XIII.


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                                ARTICLE XIII

                          CONVERSION OF SECURITIES

          Section 13.1 Conversion Privilege. Subject to and upon compliance with the provisions of this Article XIII, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares of Common Stock of the Company (the "Conversion Shares") at any time following the date of original issuance of Securities at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on December 15, 2006, subject, in the case of conversion of any global security, to any Applicable Procedures. In case a Security or portion thereof has previously been called for redemption at the election of the Company, such conversion right in respect of the Security or portion so called shall expire at the close of business, New York City time, on the Redemption Date, unless the Company defaults in making the payment due upon redemption (in each case subject as aforesaid to any Applicable Procedures with respect to any global security). A Security in respect of which a Holder has delivered a Change in Control Purchase Notice (as defined in Article XIV hereof) exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice is withdrawn by a written notice of withdrawal, delivered by the Holder to the Paying Agent prior to the close of business on the Change in Control Purchase Date, in accordance with the terms of this Indenture.

          The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $48.19 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in Section 13.4.

          In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in paragraph (4) or (5) of Section 13.4 (including dividends or distributions referred to in the last sentence of paragraph (4) of Section 13.4) which would result in an adjustment to the Conversion Price, the Holder of each Security, upon the conversion thereof pursuant to this Article XIII subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution pursuant to paragraph (4)


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or (5) of Section 13.4, shall also be entitled to receive for each share of
Common Stock into which such Security is converted, the portion of the evidences of indebtedness, shares of capital stock, securities, cash and other property so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a Board Resolution) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution). If any conversion of a Security described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of the Security so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a Board Resolution) to distribute to such Holder a due bill for the evidences of indebtedness, shares of capital stock, securities, cash or assets to which such Holder is so entitled; provided that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such evidences of indebtedness, shares of capital stock, securities, cash or assets no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

          Section 13.2 Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency maintained by the Company pursuant to Section 10.2 hereof, accompanied by (a) written notice, in substantially the form and manner set forth in Section 2.5 hereof, to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted and (b) if shares or any portion of such Security not to be converted are to be issued in the name of a Person other than the Holder thereof, the name of the Person in which to issue such shares.

          Except as provided in Section 5.2 hereof, no Holder of Securities will be entitled upon conversion thereof to any payment or adjustment on account of accrued and unpaid interest thereon or on account of dividends on the shares of Common Stock issued in connection therewith. Securities surrendered for conversion during the period from the close of business on any Regular Record Date


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
to the opening of business on the corresponding Interest Payment Date (except Securities called for redemption on a Redemption Date within such period between and including such Regular Record Date and such Interest Payment Date) must be accompanied by payment to the Company in same day funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount converted.

          Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions (the "Conversion Date"), and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, but in any event no later than the seventh Business Day following the Conversion Date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share as provided in Section 13.3.

          In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security. Any requirements for notice, surrender or delivery of Securities pursuant to this Article XIII shall, with respect to any global security, be subject to any Applicable Procedures.

          Section 13.3 Fractions of Shares. No fractional shares of
Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of the Common Stock at the close of business on the Trading Day immediately preceding such day.


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
          "Trading Day" shall mean each day on which the primary securities exchange or quotation system which is used to determine the Closing Price is open for trading or quotation.

          "Closing Price" of a single share of Common Stock on any Trading Day shall mean the closing per share sale price for the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid prices and the average ask prices) on such Trading Day as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional stock exchange, as reported by the National Association of Securities Dealers Automated Quotation System. If on the Conversion Date, the Common Stock is not quoted by any such organization, the fair market value of such Common Stock on such day, as reasonably determined in good faith by the Board of Directors of the Company, shall be used.

          Section 13.4 Adjustment of Conversion Price. (1) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock, the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution on the outstanding shares of such class of Common Stock, such reduction to become effective immediately after the opening of business on the day next following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (2) In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options entitling the holders thereof, for a period not exceeding 45 days, to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share


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
(determined as provided in paragraph (7) of this Section 13.4) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any rights, warrants or options in respect of shares of Common Stock held in the treasury of the Company. Notwithstanding the foregoing, in case the Company shall issue rights, options or warrants ("Stockholder Rights") to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through
(iii) until the occurrence of a specified event or event ("Trigger Event"), such Stockholder Rights shall for purposes of this Section 13.4 not be deemed issued or distributed until the occurrence of the earliest Trigger Event and the conversion price shall not be reduced until the occurrence of such earliest Trigger Event. If at the end of the period during which all such warrants, options or rights are exercisable, not all such warrants, options or rights shall have been exercised, the conversion price shall be immediately readjusted to what it would have been had the above fraction been computed based on the number of shares of Common Stock actually issued in respect of such warrants, options or rights, as the case may be.

          (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares


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
of Common Stock outstanding at the close of business on the day upon which such subdivision becomes effective before giving effect to such subdivision and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day such subdivision becomes effective after giving effect to such subdivision, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the day upon which such combination becomes effective before giving effect to such combination and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day such combination becomes effective after giving effect to such combination such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) Subject to the last sentence of this paragraph (4), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, securities, cash or property (excluding any rights, warrants, options or Stockholder Rights referred to in paragraph (2) of this Section 13.4, any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this
Section 13.4), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (4) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (7) of this Section 13.4) of the Common Stock on the date of such effectiveness less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the date of such effectiveness, of the portion of the evidences of indebtedness, shares of capital stock, securities, cash and property so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day next following the later of (a) the date fixed for the payment of such distribution and (b) the date 20 days after the notice relating to such distribution is given pursuant to
Section 13.6(a) (such later date of (a) and (b) being referred to as the "Reference Date"). If the Board of Directors determines the fair market value of any distribution


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
for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider, among any other facts or advice it deems relevant, the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (7) of this Section. For purposes of this paragraph (4), any dividend or distribution that includes shares of Common Stock or rights, warrants or options to subscribe for or purchase shares of Common Stock shall be deemed instead to be (a) a dividend or distribution of the evidences of indebtedness, cash, property, shares of capital stock or securities other than such shares of Common Stock or such rights, warrants or options (making any Conversion Price reduction required by this paragraph (4)) immediately followed by (b) a dividend or distribution of such shares of Common Stock or such rights (making any further Conversion Price reduction required by paragraph (1) or (2) of this Section 13.4, except (i) the Reference Date of such dividend or distribution as defined in this paragraph (4) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distributions", "the date fixed for the determination of stockholders entitled to receive such rights, warrants or options" and "the date fixed for such determination" within the meaning of paragraphs (1) and
(2) of this Section 13.4 and (ii) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (1) of this Section 13.4).

          (5) In case the Company shall, by dividend or otherwise, make a distribution to all holders of its Common Stock exclusively in cash in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to this paragraph (5) has been made and (ii) the aggregate of any cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of the tender or exchange offer referred to below, of consideration payable in respect of any tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to paragraph (6) of this Section 13.4 has been made, exceeds 10% of the product of the current market price per share (determined as provided in paragraph (7) of this Section 13.4) of the Common Stock as of the Trading Day immediately preceding the record date fixed for stockholders entitled to receive such distribution times the number of shares of


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Common Stock outstanding on such record date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (5) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (7) of this Section 13.4) of the Common Stock on the date of such effectiveness less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the record date and
(ii) the denominator of which shall be equal to the current market price on such record date, such reduction to become effective immediately prior to the opening of business on the later of (a) the day following the record date fixed for the payment of such distribution and (b) the date 20 days after the notice relating to such distribution is given pursuant to Section 13.6(a).

          (6) In case a successful tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall involve an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that, together with (i) the aggregate of the cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of the other tender or exchange offer referred to below, of consideration payable in respect of any other tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the preceding 12 months and in respect of which no Conversion Price adjustment pursuant to this paragraph (6) has been made and (ii) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the preceding 12 months and in respect of which no Conversion Price adjustment pursuant to paragraph (5) of this Section 13.4 has been made, exceeds 10% of the product of the current market price per share (determined as provided in paragraph (7) of this Section 13.4) of the Common Stock on the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, the Conversion Price shall be reduced (but not increased) so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (i) the product of the current market price per share (determined as provided in paragraph (7) of this Section 13.4) of the Common Stock on the Trading Day next succeeding the Expiration Time times the


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
number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and the denominator shall be the product of (i) such current market price per share on the Trading Day next succeeding the Expiration Time times (ii) such number of outstanding shares at the Expiration Time (including any tendered shares) less the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time; provided, that if the number of Purchased Shares or the aggregate consideration payable therefor have not been finally determined by such opening of business, the adjustment required by this subsection (6) shall, pending such final determination, be made based upon the number of Purchased Shares and the aggregate consideration payable therefor as so finally determined, effectively immediately prior to the opening of business on the day immediately following the day such final determination shall have been made.

          (7) For the purpose of any computation under this paragraph and paragraphs (2), (4) and (5) of this Section 13.4, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the 10 consecutive Trading Days immediately preceding the date in question; provided, however, that (i) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to paragraph (1), (2), (3),
(4), (5) or (6) above ("Other Event") occurs on or after the 10th Trading Day prior to the date in question and prior to the "ex" date for the issuance or distribution requiring such computation (the "Current Event"), the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such Other Event, (ii) if the "ex" date for any Other Event occurs after the "ex" date for the Current Event and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such Other Event, (iii) if the "ex" date for any Other Event occurs on the "ex" date for the Current Event, one of those events shall be deemed for purposes of clauses (i) and (ii) of this proviso to have an "ex"date occurring prior to the "ex" date for the


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Other Event, and (iv) if the "ex" date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (4) or (5) of this Section 13.4, whose determination shall be conclusive and described in a Board Resolution) of the portion of the rights, warrants, options, evidences of indebtedness, shares of capital Stock, securities, cash or property being distributed applicable to one share of Common Stock. For the purpose of any computation under paragraph (6) of this Section 13.4, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the 10 consecutive Trading Days commencing on or after the latest (the "Commencement Date") of (i) the date 10 Trading Days before the date in question, (ii) the date of commencement of the tender or exchange offer requiring such computation and (iii) the date of the last amendment, if any, of such tender or exchange offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered, and ending not later than the Trading Day next succeeding the Expiration Time of such tender or exchange offer (or, if such Expiration Time occurs before the close of trading on a Trading Day, not later than the Trading Day during which the Expiration Time occurs); provided, however, that if the "ex" date for any Other Event (other than the tender or exchange offer requiring such computation) occurs on or after the Commencement Date and on or prior to the Trading Day next succeeding the Expiration Time for the tender or exchange offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such tender or exchange offer.


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          (8) In addition to the foregoing adjustments in paragraphs (1),
(2), (3), (4), (5) and (6) above, the Company, from time to time and to the extent permitted by law, may reduce the Conversion Price by any amount for at least 20 Business Days, if the Board of Directors has made a determination, which determination shall be conclusive, that such reduction would be in the best interests of the Company. The Company shall give notice to the Trustee and cause notice of such reduction to be mailed to each Holder of Securities at such Holder's address as the same appears on the registry books of the Registrar, at least 15 days prior to the date on which such reduction commences. The Company may, at its option, also make such reductions in the Conversion Price in addition to those set forth above, as the Board of Directors deems advisable to avoid or diminish any income tax to holders of shares of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for United States federal income tax purposes.

          (9) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (10) In the event that the Company distributes assets, debt securities, rights, warrants or options (other than those referred to in paragraph (2) above) pro rata to holders of Common Stock, and the fair market value of the portion of assets, debt securities, rights, warrants or options applicable to one share of Common Stock distributed to holders of Common Stock exceeds the Average Sale Price (as defined below) per share of Common Stock, or such Average Sale Price exceeds such fair market value by less than $1.00, then so long as any such assets, debt securities, rights, options or warrants have not expired or been redeemed by the Company, the Company shall make proper provision so that the Holder of any Security upon conversion, rather than being entitled to an adjustment in the Conversion Price, will be entitled to receive upon such conversion, in addition to the Conversion Shares, a number of assets, debt securities, rights, warrants and options to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of assets, debt securities, rights, warrants or options of separate certificates evidencing such assets, debt securities, rights, warrants or options (the "Distribution Date"), the same number of assets, debt securities, rights, warrants or options to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the assets, debt securities, rights, warrants or options being distributed, and (ii) if such conversion occurs after such Distribution Date, the same number of assets, debt securities, rights, warrants or options to which a holder of the number of shares of Common Stock into which the principal amount of such Security so converted was convertible immediately prior to such Distribution Date would have been entitled on such Distribution Date in accordance with the terms and provisions of and applicable to the assets, debt securities, rights, warrants or options.

          "Average Sale Price" means the average of the Closing Prices of the Common Stock for the shorter of (i) 30 consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination (as defined below) with respect to the rights, options, warrants or distribution in respect of which the Average Sale Price is being calculated, or (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, options or warrants or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, options, warrants or distribution in respect of which the Average Sale Price is being calculated, or (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time (as defined below) with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of
Section 13.4(2) or (10) and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, options, warrants, or distribution in respect of which the Average Sale Price is being calculated. If the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 13.4(1) or (3) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined in good faith by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Closing Price of the Common Stock during such period.

          "Time of Determination" means the time and date of the earlier of
(i) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which this Section 13.4(10) applies and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, options, warrants or distribution on the New York Stock

Exchange or such other national or regional exchange or market on which the shares of Common Stock are listed or quoted.

          (11) Notwithstanding the foregoing provisions, (i) no adjustment need be made for a transaction to which any of the adjustment provisions described above applies if Holders may participate in the transaction on a basis and with notice that the Board of Directors determines to be the fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction, and (ii) the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible Security outstanding as of the date the Securities were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies.

          (12) Notwithstanding any other provision of this Article XIII, no adjustment to the conversion price shall result in zero or in a negative number or shall reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action to increase the par value per share of the Common Stock.

          (13) No adjustment in the Conversion Price shall be required for any increase or decrease in the par value of the Common Stock.

          Section 13.5 Notice of Adjustments of Conversion Price.
Whenever the Conversion Price is adjusted as herein provided:

          (a) the Company shall compute the adjusted Conversion Price in accordance with Section 13.4 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2 hereof; and

          (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

          Section 13.6   Notice of Certain Corporate Action. In case:
                         ----------------------------------

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require a Conversion Price adjustment pursuant to paragraph (5) of Section 13.4; or

          (b) the Company shall authorize the granting to all holders of its Common Stock of rights, warrants or options to subscribe for or purchase any shares of capital Stock of any class or of any other rights (excluding rights distributed pursuant to any stockholder rights plan); or

          (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding, up of the Company; or

          (e) the Company or any Subsidiary of the Company shall commence a tender or exchange offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender or exchange offer);

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section
10.2 hereof, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto).

          Section 13.7 Company's Obligation Regarding Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of Securities, the whole number of shares of Common Stock then issuable upon the conversion in full of all outstanding Securities.

          Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

          The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as practicable endeavor to secure such registration or approval, as the case may be.

          The Company further covenants that so long as the Common Stock shall be listed or quoted on the New York Stock Exchange, the Nasdaq National Market, or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock shall be so listed on such market or exchange, all Common Stock issuable upon conversion of the Securities.

          Section 13.8 Taxes on Conversions. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          Section 13.9 Covenant as to Common Stock. The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities shall upon issue be newly issued (and not treasury shares) and be duly authorized, validly issued, fully paid and nonassessable and, except as provided in Section 13.13, the Company shall pay all taxes, liens and charges with respect to the issue thereof.

          Section 13.10 Cancellation of Converted Securities. All
Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9 hereof.

          Section 13.11 Provisions in Case of Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Company shall be a party to any transaction (including any (i) recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Security then Outstanding shall have the right thereafter to convert such Security only into (subject to funds being legally available for such purpose under applicable law at the time of such conversion) the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of

Common Stock into which such Security might have been converted immediately prior to such transaction. The Company or the person formed by such consolidation or resulting from such merger or which acquired such assets or which acquired the Company's shares of Common Stock, as the case may be, shall execute and deliver to the Trustee a supplemental indenture establishing such rights. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 13.11 shall similarly apply to successive transactions of the foregoing type.

          Section 13.12 Company's Obligation. All calculations, adjustments, conversions and other determinations under this Article 13 shall be the sole responsibility and obligation of the Company. The Trustee
(a) shall have no obligation to review, challenge or contest any such calculation, adjustment, conversion or other determination and (b) shall not be liable for any default or error by the Company under this Article 13.

          Section 13.13   Restrictions on Common Stock Issuable Upon
                          Conversion.
                          ------------------------------------------

          (1) Shares of Common Stock to be issued upon conversion of a Security in respect of restricted Securities shall bear such restrictive legends as the Company may provide in accordance with applicable law.

          (2) If shares of Common Stock to be issued upon conversion of a Security in respect of restricted Securities are to be registered in a name other than that of the Holder of such Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Common Stock or such Securities issued upon conversion of any such Security in respect of such Securities not so accompanied by a properly completed certificate.

                                ARTICLE XIV

                        RIGHT TO REQUIRE REPURCHASE

          Section 14.1 Purchase of Securities at Option of the Holder upon Change in Control. In the event that a Change in Control shall occur, each Holder shall have the right, at the Holder's option, to require the Company to repurchase (subject to the provisions of Section 12.3 hereof), and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is an integral multiple of $1,000 (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to $1,000 or an integral multiple of $1,000), on the date (the "Change in Control Purchase Date") that is not later than 45 Business Days after the date of the occurrence of a Change in Control for cash at a purchase price equal to 100% of the principal amount plus interest accrued and unpaid to (but excluding) the Change in Control Purchase Date (subject to the right of Holders of record on the Regular Record Date to receive interest on the relevant Interest Payment Date) (the "Change in Control Purchase Price"). If the Change in Control Purchase Date is between a Regular Record Date and the related Interest Payment Date, then the interest payable on such Interest Payment Date shall be paid to the Holder of record of the Security on such Regular Record Date.

          Section 14.2 Notices; Method of Exercising Repurchase Right,
                       Etc.
                       -----------------------------------------------

          (a) Unless the Company shall have theretofore called for redemption all of the outstanding Securities, on or before the 25th day after the occurrence of a Change in Control, the Company or, at the written request of the Company, on or before the tenth (10th) day after receipt of such request, the Trustee, at the Company's expense, shall give notice to all Holders of Securities (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. If the Company gives such notice of a repurchase right, the Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

     Each Company Notice shall state:

          (1) the date of such Change in Control and, briefly, the events causing such Change in Control;

          (2) the date by which the Change in Control Purchase Notice (as defined below) must be delivered;

          (3) the Change in Control Purchase Date;

          (4) the Change in Control Purchase Price;

          (5) the place or places where such Securities are to be surrendered for payment of the Change in Control Purchase Price and accrued interest, if any;

          (6) the Conversion Price and any adjustments thereto, the date on which the right to convert the Securities will terminate and the places where such Securities may be surrendered for conversion;

          (7) a description of the procedure which a Holder must follow to exercise a repurchase right;

          (8) the procedures for withdrawing a Change in Control Purchase
Notice;

          (9) that Holders who want to convert Securities must satisfy the requirements set forth in the Securities; and

          (10) briefly, the conversion rights of Holders of Securities.

          No failure of the Company to give the foregoing notice or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

          (b) To exercise a repurchase right, a Holder shall deliver to the Paying Agent or an office or agency maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, prior to the close of business on or before the Change in Control Purchase Date written notice of the Holder's exercise of such right (the "Change in Control Purchase Notice"), which notice shall set forth (i) the name of the Holder,
(ii) the certificate numbers of the Securities with respect to which the repurchase right is being exercised, (iii) the principal amount of the Securities to be repurchased (and, if any Security is to be repurchased in part, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain outstanding after such repurchase is to be registered) and (iv) a statement that an election to exercise the repurchase right is being made thereby pursuant to the applicable provisions of the Securities.

          (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Paying Agent the Change in Control Purchase Price in cash, for payment to the Holder on the Change in Control Purchase Date, payable with respect to the Securities (or portion thereof) as to which the repurchase right has been exercised; provided, however, that such Security for which a repurchase right has been exercised has been delivered to the Paying Agent (together with all necessary endorsements) at any time after the notice of exercise of a repurchase right shall have been given. Payment of the Change in Control Purchase Price for such Security shall be made promptly following the later of the Business Day following the Change in Control Purchase Date and time of delivery of the Security. If the Paying Agent holds money sufficient to pay the Change in Control Purchase Price on the Business Day following the Change in Control Purchase Date, then, immediately after the Change in Control Purchase Date, such Security shall cease to be outstanding and interest will cease to accrue and will be deemed paid regardless of whether such Security has been delivered to the Paying Agent, and all other rights of the Holder shall terminate (other than the right of such Holder to receive the Change in Control Purchase Price upon delivery of such Security). Securities in respect of which a Change in Control Purchase Notice has been given by the Holder thereof may not be converted into shares of Common Stock on or after the date of the delivery of such Change in Control Purchase Notice, unless such Change in Control Purchase Notice has first been validly withdrawn as specified in
Section 14.2(g).

          (d) On or prior to the Change in Control Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.6 hereof) an amount of money sufficient to pay the Change in Control Purchase Price of the Securities which are to be repaid on the Change in Control Purchase Date.

          (e) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Business Day following the Change in Control Purchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest from the Change in Control Purchase Date at the rate of 4% per annum, and each Security shall remain convertible into Common Stock in accordance with Article XIII herein until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (f) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the portion of the principal of the Security so surrendered that was not repurchased.

          (g) Any Holder that has delivered to the Trustee a Change in Control Purchase Notice shall have the right to withdraw such notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent prior to the close of business on such date. The notice of withdrawal shall state the principal amount and the certificate numbers of the Securities as to which the withdrawal notice relates and the principal amount, if any, which remains subject to the notice of exercise of a repurchase right. A Security in respect of which a Holder has exercised its option to require repurchase upon a Change in Control may thereafter be converted into Common Stock only if such Holder withdraws its notice in accordance with the preceding sentence.

          (h) There shall be no purchase of any Securities pursuant to
Section 14.1 if there has occurred (or on or after the giving, by the Holders of such Securities, of the required Change in Control Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Change in Control Purchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such Securities) in which case, upon such return, the Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

          Section 14.3 Certain Definitions. For purposes of this Article
XIV:

          (a) the term "beneficial owner" shall be determined in accordance with Rules l3d-3 and 13d-5 promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time; and

          (b) the term "Person" shall include any syndicate or group which would be deemed to be a "Person" under Section 13(d)(3) of the Exchange Act.

          (c) "Change in Control" shall be deemed to have occurred at such time after the original issuance of the Securities as:

          (1) any Person is or becomes the beneficial owner, directly or indirectly, of shares of capital Stock of the Company entitling such Person to exercise in excess of 50% of the total outstanding voting power of all classes of the Company's capital Stock entitled to vote generally in the election of directors;

          (2) the Company shall consolidate with, or merge with or into another Person or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, or any Person consolidates with or merges with or into the Company, in any event pursuant to a transaction in which the Company's outstanding voting Stock is converted into or exchanged for cash, securities or other property, other than any such transactions where:

               (i) the Company's voting Stock is not converted or exchanged at all (except to the extent necessary to reflect a change in the Company's jurisdiction of incorporation) or is converted into or exchanged for (i) voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation or (ii) voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation and cash, securities and other property (other than capital Stock of the surviving entity), and

               (ii) immediately after such transaction, no Person is the beneficial owner, directly or indirectly, of more than 50% of the total outstanding voting Stock of the surviving or transferee corporation;

          (3) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election to such Board of Directors, or whose nomination for election by the Company's stockholders, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period of whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;

          (4) the Company is liquidated or dissolved or a special resolution is passed by the Company's stockholders approving the plan of liquidation or dissolution other than in a transaction which complies with the provisions described in Article 8 hereof.

          (d) "Redeemable Capital Stock" means any class of series of capital Stock that, either by its terms, by the terms of any Security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the final stated maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such final stated maturity, or is convertible into or exchangeable for debt securities at any time prior to such final stated maturity; provided, however, that Redeemable Capital Stock shall not include any common Stock the holder of which has the right to put to the Company upon certain terminations of employment; and provided further, however, that any class or series of capital Stock that would not constitute Redeemable Capital Stock but for provisions thereof giving the holder thereof the right to require the issuer of such capital Stock to repurchase or redeem such capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the final stated maturity of the Securities shall not constitute Redeemable Capital Stock if the "asset sale" or "change of control" provisions applicable to such class or series of capital Stock are no more favorable to the holders of such capital Stock in any material respect than the provisions of this Article XIV and such class or series of capital Stock specifically provides that the issuer of such capital Stock will not repurchase or redeem any such Stock pursuant to such provision prior to the Company's repurchase of the Securities as required pursuant to this Article XIV.

          Section 14.4 References to Change in Control Purchase Price. Whenever in this Indenture there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Change in Control Purchase Price payable in respect of such Security to the extent that such Change in Control Purchase Price is, was or would be so payable at such time, and express mention of the Change in Control Purchase Price in any provision of this Indenture shall not be construed as excluding the Change in Control Purchase Price in those provisions of this Indenture when such express mention is not made.

          Section 14.5 Covenant to Comply with Securities Laws upon Purchase of Securities. In connection with any offer to purchase or purchase of Securities under Section 14.1, the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, if applicable, (ii) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, if applicable, and (iii) otherwise comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon purchase of the Securities (including positions of the Commission under applicable no-action letters) so as to permit the rights and obligations under Sections 14.1 to be exercised in the time and in the manner specified in Sections 14.1.

          Section 14.6 Repayment to the Company. The Trustee and the
Paying Agent shall return to the Company, upon written request, any cash or shares of Common Stock, together with interest on such cash as hereinafter provided and dividends on such shares of Common Stock, if any, held by them for the payment of a Change in Control Purchase Price of the Securities that remain unclaimed as provided in paragraph 13 of the Securities; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 14.3 exceeds the aggregate Change in Control Purchase Price of the Securities or portions thereof to be purchased, then promptly after the Business Day following the Change in Control Purchase Date the Trustee shall return any such excess to the Company together with interest as hereinafter provided or dividends, if any, thereon.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.


                               COMMSCOPE, INC.

                               By:  /s/  Jearld Leonhardt
                                  --------------------------------
                                   Name:  Jearld Leonhardt
                                   Title: Executive Vice President
                                          and Chief Financial Officer


                               FIRST UNION NATIONAL BANK,
                                    as Trustee


                               By:  /s/ Shannon Schwartz
                                  --------------------------------
                                   Name:  Shannon Schwartz
                                   Title: Assistant Vice President